UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21879

Oppenheimer Rochester Massachusetts Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 12/31/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2017 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—77.0%
Massachusetts—63.0%
$500,000	Berkshire, MA Power Cooperative Corp.	5.250%		07/01/2027	$535,890
500,000	MA Devel. Finance Agency (Boston University)	1.700	[1]	10/01/2042	500,000
725,000	MA Devel. Finance Agency (Emerson College)	5.500		01/01/2030	780,578
500,000	MA Devel. Finance Agency (Foxborough Regional Charter School)	7.000		07/01/2042	539,220
500,000	MA Devel. Finance Agency (Mount Holyoke College)	5.000		07/01/2041	555,390
1,000,000	MA Devel. Finance Agency (Partners Healthcare System)	5.000		07/01/2041	1,095,090
320,000	MA Devel. Finance Agency (Suffolk University)	6.250		07/01/2030	341,837
600,000	MA Devel. Finance Agency (Tufts Medical Center/Tufts Medical Center Real Estate Company Obligated Group)	7.250		01/01/2032	694,146
400,000	MA Devel. Finance Agency (Tufts Medical Center/Tufts Medical Center Real Estate Company Obligated Group)	7.250		01/01/2032	463,400
3,000,000	MA GO	1.650	[1]	03/01/2026	3,000,000
1,000,000	MA GO	4.000		04/01/2046	1,061,290
500,000	MA H&EFA (Baystate Medical Center)	5.500		07/01/2028	529,675
1,060,000	MA H&EFA (Catholic Health East)	6.250		11/15/2032	1,130,681
500,000	MA H&EFA (Children’s Hospital)	5.250		12/01/2039	536,270
900,000	MA H&EFA (Harvard University)	1.450	[1]	11/01/2049	900,000
500,000	MA H&EFA (Milford Regional Medical Center)	5.000		07/15/2022	501,245
500,000	MA H&EFA (Springfield College)	5.500		10/15/2031	534,685
675,000	MA Port Authority Facilities	5.000		07/01/2037	748,440
1,000,000	MA Port Authority Facilities	5.000		07/01/2039	1,131,710
500,000	MA Port Authority Facilities	5.125		07/01/2041	549,640
1,000,000	University of MA Building Authority	1.740	[1]	05/01/2038	1,000,000
					17,129,187

U.S. Possessions—14.0%
15,000,000	Puerto Rico Children’s Trust Fund (TASC)	6.863	[2]	05/15/2050	1,450,350
595,000	Puerto Rico Infrastructure (Mepsi Campus)[3]	6.250		10/01/2024	298,988
1,770,000	Puerto Rico Infrastructure (Mepsi Campus)[3]	6.500		10/01/2037	880,575
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	96,987
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	93,258
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	91,197
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2042	66,090
800,000	Puerto Rico Sales Tax Financing Corp., Series A3	5.750		08/01/2037	80,000
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.898	[2]	08/01/2042	197,810
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A3	6.158	[2]	08/01/2034	32,530

1 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$500,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	5.000%	10/01/2032	$529,945
				3,817,730

Total Investments, at Value (Cost $22,487,302)—77.0%				20,946,917
Net Other Assets (Liabilities)—23.0				6,254,641
Net Assets—100.0%				$27,201,558

Footnotes to Statement of Investments

1. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 3 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

GO	General Obligation
H&EFA	Health and Educational Facilities Authority
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
NPFGC	National Public Finance Guarantee Corp.
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

2 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS December 31, 2017 Unaudited

1. Organization

Oppenheimer Rochester Massachusetts Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective as of the close of the New York Stock Exchange (“NYSE”) on January 12, 2018 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund. Effective February 9, 2018, no further purchases in the Fund will be accepted, as the Fund prepares for the Liquidation. Please see the Fund’s prospectus for exceptions and additional information.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

    Securities for which market quotations are not readily available, or when a significant event

3 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Massachusetts	$—	$17,129,187	$—	$17,129,187

4 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Municipal Bonds and Notes (Continued)
U.S. Possessions	$—	$3,817,730	$—	$3,817,730

Total Assets	$—	$20,946,917	$—	$20,946,917

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

    In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities are expected to be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$3,237,467
Market Value	$1,292,093
Market Value as % of Net Assets	4.75%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S.

5 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Subsequent Event

On November 29th, 2017 the Board of Trustees of the Fund, upon the recommendation of the Fund’s investment adviser, approved a plan to liquidate the fund effective on or around May 18th, 2018.

6 OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Massachusetts Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/16/2018